Restricted net assets	12 Months Ended
Dec. 31, 2019
Restricted net assets
Restricted net assets

37          Restricted net assets

Relevant PRC laws and regulations permit payments of dividends by the subsidiaries, the VIEs and Subsidiaries of VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, each of the Company’s subsidiaries, the VIEs and Subsidiaries of VIEs is required to annually appropriate 10% of net after‑tax income to the statutory general reserve fund prior to payment of any dividends, unless such reserve funds have reached 50% of its respective registered capital. As a result of these and other restrictions under PRC laws and regulations, the subsidiaries and the Consolidated Affiliated Entities are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances of the Group’s total consolidated net assets. As of December 31, 2019, the total restricted net assets of the Company’s subsidiaries and the VIEs and Subsidiaries of VIEs incorporated in PRC and subjected to restriction amounted to approximately RMB1,102,833,000. Even though the Company currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the Company may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends or distributions to its shareholders. Except for the above, there is no other restriction on the use of proceeds generated by the Company’s subsidiaries and the VIEs and Subsidiaries of VIEs to satisfy any obligations of the Company.